UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2016

Western Digital Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 Michelson Drive, Suite 100 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

(949) 672-7000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Repayment of Bridge Facility

On May 12, 2016, Western Digital Corporation and Western Digital Technologies, Inc. had entered into a bridge loan agreement (as amended, the “Bridge Loan Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders from time to time party thereto. On July 21, 2016, the $3.0 billion aggregate principal amount of senior secured bridge loans outstanding under the Bridge Loan Agreement was repaid in full, together with accrued interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation

Date: July 21, 2016	By:	/s/ Michael C. Ray
Michael C. Ray
Executive Vice President, Chief Legal Officer and Secretary

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